UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

     Date of Report (Date of earliest event reported)      March 8, 2004
                                                      ------------------------


                             DPAC TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)

       California                      0-14843                   33-0033759
-------------------------      -------------------------    -------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)

7321 Lincoln Way, Garden Grove, California                       92841
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code       (714) 898-0007
                                                    -------------------------

                                 Not Applicable
                               ------------------
         (Former Name or former address, if changed, since last report)

Item 9. Regulation FD Disclosure (Information provided under Item 12-Results of Operations and Financial Condition).

     The Registrant has made a full and final confidential settlement with SimpleTech, Inc. of the appeal that SimpleTech had been pursuing in the United States Court of Appeals for the Federal Circuit, styled SimpleTech, Inc. (formerly known as Simple Technology, Inc.) v. DPAC Technologies Corp. (formerly known as Dense-Pac Microsystems, Inc.), No. 04-1034. The litigation has been completely and amicably resolved. Neither party admitted any liability to the other.

Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         DPAC TECHNOLOGIES CORP.
                                                                    (Registrant)



Date:    March 9, 2004                        By:  /s/ William M. Stowell
                                                   -------------------------
                                                   William M. Stowell,
                                                   Chief Financial Officer